1 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (II) WOULD BE LIKELY TO CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXLCUDED INFORMATION IS DENOTED BY “[REDACTED]” SHARE SUBSCRIPTION AGREEMENT This Subscription Agreement (the “Agreement”) is entered into on June 13, 2024 by and between Prenetics Global Limited (the “Issuer”), and the subscriber set forth in Schedule 1 to this Agreement (“Subscriber”). [REDACTED] WHEREAS, the Issuer has offered to the Subscriber a certain of the Issuer’s Class A Ordinary Shares, par value $0.0015 per share [REDACTED] to be issued on or around the Public Announcement Date; WHEREAS, the Subscriber wishes to subscribe for a certain number of the Issuer’s Class A Ordinary Shares, par value $0.0015 per share (the “Subscription Shares”). NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows: 1. SUBSCRIPTION 1.1 Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for, and the Issuer hereby agrees to issue to Subscriber on the Closing date, such number of Subscription Shares equivalent to 3% of the Issuer’s shares on a Fully Diluted basis, after giving effect to the issuance of such Subscription Shares to Subscriber hereunder, on the Public Announcement Date (such subscription and issuance, the “Subscription”). [REDACTED] 2. CLOSING 2.1 The closing of the Subscription contemplated hereby (the “Closing”) shall occur within 3 Business Days of the Public Announcement Date. 2.2 The Closing shall be subject to the satisfaction of the conditions that: (a) on the Closing Date the representations and warranties made by the parties under clauses 6 (which condition may be waived in writing by the Subscriber) and 7 (which condition may be waived in writing by the Issuer) of this Agreement shall be true and correct; and (b) no governmental authority or stock exchange having applicable jurisdiction shall have enacted, issued, promulgated, enforced or entered any material judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of restraining or enjoining or otherwise prohibiting or making illegal the consummation of the Subscription contemplated by this Agreement. 2.3 Upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to reasonably assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable under applicable legal requirements to consummate and make effective, in the most expeditious manner practicable, the Subscription. 3. OBLIGATIONS ON CLOSING

2 3.1 On Closing, the Issuer shall: (a) allot and issue, free from all rights of pre-emption and Encumbrance or any other third-party rights, the Subscription Shares to the Subscriber; and (b) instruct Continental Stock Transfer and Trust Company to register the Subscription Shares, and deliver the direct registration system transaction statement to the Subscriber showing the registration of the Subscriber as the registered owner of such Subscription Shares. 4. POST CLOSING 4.1 The Issuer shall, within the time period required under the Securities Exchange Act, furnish to the SEC, a Form 6-K disclosing the execution of this Agreement, issuance of shares [REDACTED]. 4.2 The Subscriber shall provide the Issuer with all such information, cooperation and assistance as the Issuer may reasonably require in connection with any statement, filing, notice or application made on behalf of the Issuer, or its respective Subsidiaries to any regulatory authority (including the Nasdaq) in connection with the Subscription. 4.3 The Subscriber shall ensure that the information supplied by or on its behalf for inclusion or incorporation by reference in a regulatory statement, filing or notice will not, at the time of filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. 5. LOCK-UP 5.1 Without prejudice to any requirement under Applicable Laws in respect of any Transfer of the Subscription Shares, the Subscriber acknowledges and agrees the Subscription Shares shall be subject to a lock-up period of thirty-six (36) months as of Closing (“Lock-up Period”), which Lock- up Period shall terminate and cease to apply as follows: (a) One third of the Subscription Shares shall be released from any restrictions on Transfer, other than restrictions pursuant to Applicable Laws, on the date that is twelve (12) months from the Closing Date; (b) One third of the Subscription Shares shall be released from any restrictions on Transfer, other than restrictions pursuant to Applicable Laws, on the date that is twenty-four (24) months from the Closing Date; and (c) The remaining one third of the Subscription Shares shall be released from any restrictions on Transfer, other than restrictions pursuant to Applicable Laws, on the date that is thirty-six (36) months from the Closing Date. 5.2 The Subscriber undertakes to the Issuer that with respect to its Subscription Shares, it shall not, and shall procure that its Affiliates, nominees, trusts associated with it or any Person acting on its behalf shall not, without the prior written consent of the Board of the Issuer, Transfer any of his Subscription Shares during the Lock-up Period, except as provided herein. 5.3 The restrictions set out in clause 5.2 shall not prohibit any Transfer of any Subscription Shares by the Subscriber to an Affiliate of the Subscriber. 6. ISSUER REPRESENTATIONS AND WARRANTIES

3 6.1 The Issuer represents and warrants to Subscriber that: (a) the Subscription Shares are fully paid up or credited as fully paid up, and are registered or registrable securities of the Issuer which shall rank in all respects pari passu with the existing class A ordinary shares in the share capital of the Issuer as provided under the then Articles of the Issuer at the time of Closing, and as of Closing the Issuer has not exercised or purported to exercise or claim any lien over it; (b) the Subscription Shares represent 3% of the Issuer’s shares on a Fully Diluted basis, after giving effect to the issuance of such Subscription Shares to Subscriber hereunder; (c) it is an exempted company duly incorporated in the Cayman Islands with limited liability and validly existing and in good standing under the laws of the Cayman Islands; (d) as of the date hereof and on Closing, it has full power and capacity to enter into and perform its obligations under this Agreement and that the Issuer is entitled to allot and issue the Subscription Shares on the terms of this Agreement, free from any Encumbrance; and (e) the Issuer represents and warrants to the Subscriber that the execution and delivery of, and the performance by it of its obligations under, this Agreement will not, in any material respect, (i) result in a breach of or violation of or default of or conflict with any provision of its constitutional documents or Applicable Laws; or (ii) result in a breach of or violation of or default or conflict with any contract, commitment, agreement or arrangement to which the Issuer is a party or give any third party a right to terminate or modify, or result in the creation of any Encumbrance under, any agreement, licence or other instrument or result in a breach of any order, judgment or decree of any court, governmental agency or regulatory body to which it is a party or by which it or any of its assets is bound. 7. SUBSCRIBER REPRESENTATIONS AND WARRANTIES 7.1 Subscriber represents and warrants to Issuer that: (a) either (i) it is not in the United States and it is not, and is not acting for the account or benefit of, a U.S. Person (as defined in Rule 902(k) under the Securities Act of 1933, as amended (the “Securities Act”)); or (ii) it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and the Subscription Shares will be issued to the Subscriber in a private placement transaction, in reliance on an exemption or safe harbor from the registration requirements of the Securities Act. (b) its representations set out in Schedule 2 are true and correct. If any circumstances arise that may cause such representations to be untrue or incorrect as of Closing date, the Subscriber shall furnish the amended representations to the Issuer prior to the Closing date or as soon as commercially possible thereafter. (c) it shall be responsible for any of its tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that neither the Issuer nor any of its respective affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Agreement. (d) it understands that the Subscription Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscription Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber understands that it is acquiring its entire

4 beneficial ownership interest in the Subscription Shares for Subscriber’s own account for investment purposes only and not with a view to any distribution of the Subscription Shares in any manner that would violate the securities laws of the United States or any other jurisdiction. Subscriber understands that the Subscription Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act (“Rule 144”), provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to the Issuer) have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book-entry records representing the Subscription Shares shall contain a legend to such effect, which legend shall be subject to removal as set forth herein. Subscriber understands and agrees that the Subscription Shares will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Subscription Shares and may be required to bear the financial risk of an investment in the Subscription Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscription Shares. (e) Subscriber acknowledges and agrees that the book-entry position representing the Subscription Shares will bear or reflect, as applicable, a legend substantially similar to the following: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (I) TO THE ISSUER OR A SUBSIDIARY THEREOF, (II) TO NON-U.S. PERSONS PURSUANT TO OFFERS AND SALES THAT OCCUR SOLELY OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE ACT OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, AND IN EACH OF CLAUSES (I) AND (III), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. IN THE CASE OF EACH OF CLAUSES (II) AND (III), IF THE ISSUER OR TRANSFER AGENT REQUESTS, THE SUBSCRIBER MUST OBTAIN, AT ITS OWN COST, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OR THE TRANSFER AGENT TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO LOCK-UP PURSUANT TO A SUBSCRIPTION AGREEMENT DATED AS OF [DATE], BY AND BETWEEN THE HOLDER OF SUCH SECURITIES AND PRENETICS GLOBAL LIMITED, AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCK-UP PURSUANT TO THE TERMS SET FORTH IN SUCH SUBSCRIPTION AGREEMENT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS.” (f) Subscriber acknowledges that there have been no, and in acquiring the Subscription Shares Subscriber is not relying on any, statements, representations, warranties, covenants or agreements made to Subscriber by the Issuer or any of their respective affiliates or any control persons, officers, directors, partners, agents or representatives, or any other person or entity, expressly or by implication, other than those representations, warranties, covenants

5 and agreements expressly stated in Section 5 of this Agreement. 8. SALE OF SUBSCRIPTION SHARES 8.1 With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any comparable provision of any applicable securities laws that may at any time permit a Subscriber to sell securities of the Issuer to the public without registration, the Issuer shall: (a) use reasonable endeavours to timely file all reports and take such other action as is required to make adequate current public information available as set forth in Rule 144; and (b) use reasonable efforts to take any such further action as Subscriber may reasonably request or as may be reasonably required by the relevant transfer agent, in each case to the extent required from time to time to enable the Subscriber to sell Subscription Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and any comparable provision of any applicable securities laws. 8.2 Within six (6) months of the date that is thirty-six (36) months from the Closing Date, in the event: (i) Subscriber (x) receives a bona fide offer from an Independent Third Party to purchase any of the Subscription Shares (a “Third Party Sale”), or (y) desires to cause Issuer to purchase such Subscription Shares directly from Subscriber (a “Put Sale” and, together with a Third Party Sale, each, a “Proposed Sale”), and (ii) in the case of a Third Party Sale, [REDACTED], and (y) Subscriber desires to accept such offer: (a) Subscriber shall provide Issuer with written notice of the Proposed Sale (a “Sale Notice”), which Sale Notice shall specify (i) the number of Subscription Shares to be sold by Subscriber, (ii) in the case of a Third Party Sale, (x) the name of the Independent Third Party who has offered to purchase such Subscription Shares and (y) the proposed Resale Price, and (iii) the proposed date and time of the Proposed Sale. (b) [REDACTED] (c) [REDACTED]. (d) In the case of a Put Sale [REDACTED], Issuer shall instruct a broker to purchase and acquire from Subscriber the Subscription Shares in accordance with applicable securities laws [REDACTED]; it being understood and agreed that such purchase and acquisition may only occur outside of an Issuer Blackout Period in accordance with applicable securities laws. (e) [REDACTED]. 8.3 Notwithstanding the foregoing, the Parties agree that in no event should the Issuer be required to purchase or acquire any of the Subscription Shares during an Issuer Blackout Period, or if such purchase or acquisition would be in breach of applicable securities laws. [REDACTED] 9. INSIDER TRADING 9.1 The Subscriber acknowledges that it is aware that Prenetics is a Nasdaq listed company, and that trading restrictions under United States securities laws applies. In particular, the Subscriber confirms its awareness that any person who has material, non-public information concerning a U.S. listed

6 company is prohibited from purchasing or selling securities of such company (“trading”) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities (“tipping”). 10. ANNOUNCEMENTS 10.1 Subject to clause 10.2, no party shall, before or after Closing, make, issue or send a public announcement, communication or circular concerning the Subscription without the other party’s prior written consent. 10.2 Clause 10.1 does not apply to a public announcement, communication or circular, required by Applicable Law, by the rules and guidance of any stock exchange on which the Issuer’s shares are listed and traded, or by a Government Authority or other authority with relevant powers to which such either party is subject or submits, whether or not the requirement has the force of law, provided that the public announcement, communication or circular shall so far as is practicable be made after consultation with the other party and after taking into account the reasonable requirements of the other party as to its timing, content and manner of making, or despatch. 11. INTERPRETATION 11.1 Definitions These meanings apply unless the contrary intention appears. “Affiliate” of any person means any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the specified person. For purposes of this definition, a person shall be deemed to be “controlled by” another person if the other possesses, directly or indirectly, power either (i) to vote fifty percent (50%) or more of the securities having voting power for the election of directors of such person, or (ii) to direct or cause the direction of the management and policies of such person whether by contract or otherwise. “Applicable Laws” means any laws, regulations, rules, measures, guidelines, treaties, judgments, determination, decisions, orders or notices, demands, decree, of any government agency or stock exchange and in any jurisdiction that is applicable to any party. “Articles” means the memorandum and articles of association adopted by the Issuer and in effect from time to time. “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Hong Kong, the State of New York, the USA or the Cayman Islands are required or authorised by law to be closed. “Encumbrance” means any mortgage, lien, charge, pledge, restriction, assignment, hypothecation, security interest, title retention or any other arrangement the effect of which is the creation of security, or any other interest, equity or other right of any person (including any right to acquire, option, right of first refusal or right of pre-emption), or any arrangement to create any of the same. [REDACTED] “Fully Diluted” means the total number of the Issuer’s Class A Ordinary Shares and Class B Ordinary Shares that will be outstanding and available after all possible sources of conversion, including warrants, employee share incentives, and exchangeable loan notes, if any, are

7 exercised. “Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China. “Independent Third Party” means any person who is not an Affiliate of the specified person. “Issuer Blackout Period” means a period of time during which the Issuer, its directors and employees cannot trade in the Issuer’s stock in accordance with insider trading laws and the Issuer’s policies governing material non-public information and the prevention of insider trading. [REDACTED] “Share Market Price” the closing share price of the Issuer’s Class A Ordinary Shares on a specified trading day, as reported by Bloomberg L.P. “Public Announcement Date” means the earlier of: (i) the date on which the Subscriber’s endorsement of the Endorsed Products is first announced publicly; or (ii) June 30, 2024. “Transfer” means to directly or indirectly, sell, give, assign, transfer, hypothecate, pledge, charge, mortgage, encumber, grant a security interest in or otherwise dispose of, or grant any right, title or interest (including any contractual or other legal arrangement having the effect of transferring any or all of the benefits of ownership), in, or suffer to exist (whether by operation of law or otherwise) any Encumbrance. 11.2 Recitals, schedules, etc. References to this Agreement means this share subscription agreement and shall include the Recitals and Schedules which form part of this Agreement for all purposes. The Recitals do not create binding obligations on a Party. References in this Agreement to the “Parties”, the “Recitals”, “Schedules” and “Clauses” are references respectively to the parties and their legal personal representatives, successors and permitted assigns, the recitals and schedules to and clauses of this Agreement. 11.3 Statutory provisions All references to statutes, statutory provisions, enactments, directives or regulations shall include references to any consolidation, re-enactment, modification or replacement of them, any statute, statutory provision, enactment, directive or regulation of which it is a consolidation, re- enactment, modification or replacement and any subordinate legislation in force under any of them from time to time. 12. DEFAULT AND TERMINATION 12.1 Termination of agreement for non-satisfaction of conditions (a) If a condition in Clause 2.2 is not satisfied as required or otherwise duly waived by the relevant party on or before the Closing Date or (b) in the event a party is in material breach of this Agreement and such breach has not been cured within five (5) Business Days written notice thereof to such party, then this Agreement may be terminated by written notice to the applicable party.

8 12.2 Effect of termination (a) If this Agreement is terminated under Clause 12.1, then, in addition to any other rights, powers or remedies provided by law, each Party retains the rights it has against the other Party in connection with any breach or claim that has arisen before termination. [REDACTED] (b) The termination of this Agreement under this Clause does not affect any other rights the Parties have against one another at law or in equity and Clause 11 (“Interpretation”), Clause 13 (“Costs”), Clause 14.1 (“Notices”) and Clause 14.15 (“Governing law and dispute resolutions”) shall survive the termination of this Agreement. 13. COSTS 13.1 Legal costs Each Party agrees to pay its own legal and other costs and expenses in connection with the negotiation, preparation, execution and completion of the Subscription and this Agreement. 14. GENERAL 14.1 Notices Any notice or other communication given or made under this Agreement shall be in writing and shall, unless otherwise specified, be in English. Any such notice or other communication shall be sent to the address or the email address of each Party as identified with its name below, or as otherwise advised by any Party to this Agreement from time to time, and marked for the attention of the Person stated below. Issuer Address : 703-706, K11 Atelier,728 King’s Road, Quarry Bay, Hong Kong Email address : danny@prenetics.com Attention : Mr. Danny Sheng Wu Yeung Subscriber Address : c/o Authentic Brands Group LLC 1411 Broadway 21st Floor, New York, NY 10018 Email address : legaldept@authentic.com Attention : Jay Dubiner Any notice if so addressed shall be deemed to have been duly given or made as follows: (a) if sent by personal delivery, upon delivery at the address of the relevant Party; (b) if sent by post, two (2) Business Days (if posted within Hong Kong) or five (5) Business Days (if posted outside of Hong Kong) after the date of posting; and (c) if sent by email:

9 (i) when the sender receives an automated message confirming delivery; or (ii) four (4) hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that the email has not been delivered, whichever happens first. 14.2 Changes to addresses A Party may notify the other Party to this Agreement of a change to its relevant address or email address for the purposes of this Clause 14 provided that such notification shall only be effective on: (i) the date specified in the notification as the date on which the change is to take place; or (ii) if no date is specified or the date specified is earlier than the date on which a notice is deemed under Clause 14.1 to have been duly given, the date on which such notice is so deemed to have been duly given. 14.3 No assignment (a) A Party must not assign, transfer, dispose of or otherwise part with any of its rights under this Agreement without the consent of the other Party. Any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective heirs, successors and permitted assigns. 14.4 Severability If any provision of this Agreement is held by a court of competent jurisdiction or arbitral tribunal to be invalid or unenforceable the other provisions shall remain in full force to the fullest extent permitted by law. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force to the extent not held invalid or unenforceable and the provision in question shall apply with any modification that may be necessary to make it valid or enforceable. 14.5 Discretion in exercising rights A Party may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless this Agreement expressly states otherwise. 14.6 Failure to exercise rights Except as otherwise set out in this Agreement or expressly agreed by the Parties in writing, any partial exercise, failure to exercise, or delay in exercising, a right or remedy provided under this Agreement or by law does not operate as a waiver or prevent or restrict any further or other exercise of that or any other right or remedy in accordance with this Agreement. 14.7 No liability for loss (a) Except as otherwise set out in this Agreement, a Party is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising a right or remedy

10 that is available to it under this Agreement. (b) Except as otherwise provided in this Agreement, the rights and remedies under this Agreement are cumulative, may be exercised as often as the relevant Party considers appropriate and are in addition to its rights and remedies provided by Applicable Laws. 14.8 Approvals and consents By giving its approval or consent a Party does not make or give any warranty or representation as to any circumstance relating to the subject matter of the consent or approval. 14.9 Remedies cumulative The rights and remedies provided in this Agreement are in addition to other rights and remedies given by law independently of this Agreement. 14.10 Rights and obligations are unaffected Rights given to the Parties under this Agreement and the Parties’ liabilities under it are not affected by anything which might otherwise affect them by law. 14.11 Variation and waiver (a) A provision of this Agreement or a right created under it, may not be waived or varied unless it is in writing and signed by or on behalf of the Issuer and Subscriber (or, in the case of a waiver, by or on behalf of the Party waiving compliance). (b) Unless expressly agreed, no variation or waiver of any provision of this Agreement shall constitute a general variation or waiver of any provision of this Agreement, nor shall it affect any rights, obligations or liabilities under this Agreement that have already accrued up to the date of variation or waiver, and the rights and obligations of the Parties under this Agreement shall remain in full force, except and only to the extent that they are so varied or waived. (c) Any consent granted under this Agreement shall be effective only if given in writing and signed by the consenting Party and then only in the instance and for the purpose for which it was given. 14.12 Survival of Warranties The representations and warranties of the Issuer and the Subscriber made in writing in this Agreement shall be true and correct as of the date of this Agreement and shall remain true and correct until and as of the date of the Closing. 14.13 Further steps Each Party agrees, at its own expense but subject to Clause 13 hereof, to do anything the other Party reasonably requests (such as obtaining consents, signing and producing documents and getting documents completed and signed) as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it. 14.14 Entire agreement This Agreement [REDACTED] constitutes the entire agreements of the Parties about its subject matter. It supersedes all previous agreements (whether written or oral), understandings and negotiations on that subject matter.

11 14.15 Governing law and dispute resolutions (a) The construction, validity and performance of this Agreement and all non-contractual obligations (if any) arising from or connected with this Agreement shall be governed by the laws in force in Hong Kong. (b) The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. In the event the negotiations cannot resolve any such dispute between the Parties within thirty (30) days, such dispute shall be referred to and finally settled by arbitration administered by the Hong Kong International Arbitration Centre (the “HKIAC”) for arbitration in Hong Kong. The arbitration shall be conducted in accordance with the HKIAC Administered Arbitration Rules in force at the time of the initiation of the arbitration, which rules are deemed to be incorporated by reference into this subsection (b). The seat of arbitration shall be Hong Kong. There shall be one (1) arbitrator jointly nominated by Parties, who shall be qualified to practice the laws of the Hong Kong. In the event that the Parties cannot jointly agree on an arbitrator, the HKIAC shall appoint an arbitrator. The arbitral proceedings shall be conducted in English. The award of the arbitral tribunal shall be final and binding upon the Parties thereto. 14.16 Counterparts This Agreement may consist of a number of copies, each signed by one or more Parties to the agreement. If there are a number of signed copies they are treated as making up the one document and the date on which the last counterpart is executed is the date of the agreement. Facsimile signatures, electronic signatures or signatures sent by email attachment shall be valid and binding to the same extent as original signatures. This Agreement shall not be effective until each Party has executed at least one counterpart. 14.17 Headings Headings (including those in brackets at the beginning of paragraphs) are for convenience only. They do not affect the interpretation of this Agreement. 14.18 Third Party Rights Except as expressly provided in this Agreement, a Person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Ordinance. EXECUTED as an agreement.

SCHEDULE 2 SCHEDULE 1 PARTICULARS OF THE SUBSCRIBER Name Address and Email Number of Subscription Shares DB Ventures Limited Address: c/o Authentic Brands Group LLC 1411 Broadway 21st Floor, New York, NY 10018 Email: legaldept@authentic.com 465,139

SCHEDULE 2 SCHEDULE 2 ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER A. QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs): 1. ☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)). 2. ☐ We are subscribing for the Subscription Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB. *** OR *** B. ACCREDITED INVESTOR STATUS (Please check each of the following subparagraphs): 1. ⛝ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor”. 2. ⛝ We are not a natural person. *** AND *** C. AFFILIATE STATUS (Please check the applicable box) SUBSCRIBER: ☐ is: ⛝ is not: an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer. Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below that apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

SCHEDULE 2 1. ☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; 2. ☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act; 3. ☐ An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; 4. ☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; 5. ☐ Any insurance company as defined in section 2(a)(13) of the Securities Act; 6. ☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act; 7. ☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; 8. ☐ A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; 9. ☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; 10. ☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; 11. ☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; 12. ☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; 13. ☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; 14. ⛝ An entity, of a type not listed in any of the foregoing paragraphs, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; 15. ☐ A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

SCHEDULE 2 16. ☐ A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in the foregoing paragraph and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the foregoing paragraph; 17. ☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability; 18. ☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or 19. ☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

Signature Page to Share Subscription Agreement SIGNATURE PAGE TO SHARE SUBCRIPTION AGREEMENT THE SUBSCRIBER DB Ventures Limited By: /s/ Jay Dubiner ........................................................................... Name: Jay Dubiner Title: Chief Legal Officer Date: June 13, 2024

Signature Page to Share Subscription Agreement PRENETICS GLOBAL LIMITED EXECUTED by DANNY SHENG WU YEUNG as director for and on behalf of PRENETICS GLOBAL LIMITED By: /s/ Danny Sheng Wu Yeung ........................................................................... Name: Danny Sheng Wu Yeung Date: June 13, 2024